Inventory	12 Months Ended
Dec. 31, 2012
Inventory [Abstract]
Inventory

10. Inventory

We had no inventory as compared with $14.0 million as of December 31, 2011. The decrease in inventory in the year ended December 31, 2012 is the result of the ALS Transaction and sales of engine and airframe parts.